UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23150 Fashion Drive

Estero, FL 33928

(Address of Principal Executive Offices)

(415) 592-7399

(Registrant’s Telephone Number)

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2026, Aspire Biopharma Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to change the name of the Company to “Aspire-Lakewood Holdings, Inc.” (the “Name Change”), effective September 8, 2026.

Pursuant to Section 212 and 242 of the General Corporation Law of the State of Delaware, no stockholder approval was required for the Charter Amendment because it only related to a name change. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company’s common stock will continue to trade on The Nasdaq Capital Market. In connection with the name change, the Company’s trading symbol on Nasdaq will remain the same (“ASPB”). Stockholders holding shares in book-entry form or through a bank, broker, or other nominee are not required to take any action in connection with the name change.

The name change does not affect the rights of the Company’s stockholders. The Company’s shares of common stock will continue to be listed and traded on Nasdaq and will not be affected by the name change. No action is required by current stockholders with respect to the name change, and stock certificates reflecting the prior corporate name will continue to be valid. The CUSIP number for the Company’s common stock remains unchanged.

Item 8.01. Other Events.

On September 9, 2026, the Company issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation dated September 8, 2026.
99.1	Press Release dated September 9, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

	By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer

Date: September 9, 2026